SCREEN NUMBER: 34
                                                       This page being
FINANCIAL INFORMATION (Cont. from Screen 33)  filed for series  2.
  EXPENSES (Negative answers are allowed
 For the period covered by this form
            on this screen for 72Z only)           ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $      538
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $    27945
  CC) 1. Net unrealized appreciation during the period --- $    58385
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     3733
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income -------- $   0.1194,0.0979
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000

		SCREEN NUMBER: 34
                                                           This page being
FINANCIAL INFORMATION (Cont. from Screen 33)   filed for series  4.
  EXPENSES (Negative answers are allowed
 For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $      196
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $     8655
  CC) 1. Net unrealized appreciation during the period --- $    31868
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      633
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $ 0.0404, 0.0188
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000

		 SCREEN NUMBER: 34
                                                           This page being
FINANCIAL INFORMATION (Cont. from Screen 33)  filed for series  6.
  EXPENSES (Negative answers are allowed
    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     1320
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $     7089
  CC) 1. Net unrealized appreciation during the period --- $    37809
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     2841
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.1164, 0.0862
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000

                                  SCREEN NUMBER: 34
                                                            This page being
FINANCIAL INFORMATION (Cont. from Screen 33)    filed for series 10.
  EXPENSES (Negative answers are allowed
 For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $      701
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      701
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ----- $   0.0105, 0.0092
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000